EXHIBIT 99.1

Cautionary Statements A number of statements we will be making in our presentation and in the accompanying slides will be "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995, such as statements of BancorpSouth's plans, goals, objectives, expectations, projections, estimates, intentions, future performance and business of BancorpSouth, including, without limitation, (i) statements relating to non- interest revenue, management strategy, growth strategies, financial products and services, loan portfolio, dividend growth, capital resources, net interest margin, deposit growth, competitive position, market share, geographical concentration, lending and investment policies, mortgage originations, systems, acquisition opportunities and in-market and de novo branching, credit quality, stock repurchase program, and (ii) statements preceded by, followed by or that include the words "may", "could", "would", "should", "believes", "expects", "anticipates", "estimates", "intends", "plans", "targets", "probably", "potentially", "projects" or similar expressions. These forward-looking statements involve significant risks and uncertainties and are subject to change based on various factors (some of which are beyond BancorpSouth's control). Factors that might cause BancorpSouth's financial performance to differ materially from the plans, goals, objectives, expectations and intentions expressed in such forward-looking statements include, but are not limited to: (i) revenues may be lower than expected, deposit attrition, operating cost or customer loss and business disruption may be greater than expected; (ii) competitive pressures among depository and other financial institutions may increase significantly; (iii) the ability of BancorpSouth to manage its growth and effectively serve an expanding customer and market base; (iv) changes in BancorpSouth's operating or expansion strategy; (v) the ability of BancorpSouth to repurchase its common stock on favorable terms; (vi) general economic or business conditions, either nationally or in the states or regions in which BancorpSouth does business, may be less favorable than expected, resulting in, among other things, a deterioration in credit quality or a reduced demand for credit; (vii) fluctuations in prevailing interest rates and the effectiveness of BancorpSouth's interest rate hedging strategies; (viii) the ability of BancorpSouth to operate and integrate new technology; (ix) the ability of BancorpSouth to provide and market competitive services and products; (x) legislative or regulatory changes may adversely affect the business in which BancorpSouth is engaged; and (xi) changes may occur in the securities markets. Additional information with respect to factors that may cause actual results to differ materially from those contemplated by such forward-looking statements is included in BancorpSouth's current and subsequent filings with the Securities and Exchange Commission. BancorpSouth does not undertake any obligation to update any forward-looking statement, written or oral. During this presentation, we may discuss certain non-GAAP financial measures in talking about BancorpSouth's performance. You can find the reconciliation of those measures to the most directly comparable GAAP financial measures under the link "News Releases" on the investor relations portion of our website, which is located at www.bancorpsouth.com. The link to the reconciliation is located under the link to the webcast of this presentation.

BancorpSouth Profile Six state regional bank holding company At March 31, 2004: 250 locations in six states $10.6 billion in assets Provides comprehensive line of financial products and services to individuals and small-to-medium sized business $1.7 billion market capitalization at March 31, 2004

Six State Regional Bank As of 3/31/2004

BancorpSouth Deposit Growth vs. Select Markets Balance as of 3/31/2004 **Market Share Data FDIC Jun-03

Mortgage Servicing Portfolio

BancorpSouth Insurance Services Property and Casualty Annuity products Long-term care Life products

BancorpSouth Insurance Markets

Coordinated decentralization Foundation agency has operating autonomy within region Compliment growth and development by working together in an executive committee Strive to leverage performance and secure long-term dominance in the Mid-South through: Identifying portable specialties Sharing company relationships Developing volume opportunities Embracing best practices benchmarking Developing an umbrella value proposition Management Strategy - Insurance

Technical Expertise Stewart Sneed Hewes Stewart Sneed Hewes Construction Municipal/Government Employee Benefits Medical Professional Surety P&C Claims Adjusting Transportation Marine Casinos Wright & Percy Wright & Percy Employee Benefits Contractors Large Industrial Construction Surety Fast Food Program Oil & Gas Exploration Pest Control Program Inland/Ocean Marine Ramsey Krug Farrell & Lensing Ramsey Krug Farrell & Lensing Medical Professional Liability Surety Construction Transportation Self-Insurance Trust Administration (Claims Management/Loss Control) Risk Management

BancorpSouth Investment Services, Inc.

Centralized "Back Office" Common data systems across entire bank Centralized loan document files and operations "State of the Art" Customer Call Center Transaction processing prepared for impact and benefits of Check 21

Credit Quality Trends NPA = Nonaccrual and renegotiated loans, and real estate owned

Geographic Diversification of Loan Portfolio 3/31/2004

Loan Portfolio 3/31/2004

Dividend History

Dividend Yield

Growth Strategies Higher growth areas funded by areas with stable retail deposits from community banks Cross-sell fee income products and services Leverage systems support across broader geographical area Pursue strategic and in-market acquisition opportunities In-market and De Novo branching

Demonstrated Acquisition and Integration Expertise 1998 Alabama Bancorp, Inc. 1998 Merchants Capital Corporation 1998 The First Corporation 1999 HomeBanc Corporation 1999 Stewart Sneed Hewes, Inc. 2000 First United Bancshares, Inc. 2000 Pittman, Seay and Turner Insurance Agency 2002 Pinnacle Bancshares, Inc. 2003 Wright & Percy Insurance Company 2003 Ramsey Krug Farrell & Lensing

Capital Management Stock repurchase program As of March 31, 2004, approximately 9.3 million shares repurchased since March 5, 2001 (11.1% of outstanding shares) Current authorization to repurchase approximately 2.9 million additional shares by April 30, 2005 $125 Million Trust Preferred Securities issued January 28, 2002 Cash dividends have been increased every year since 1983 Strong capital ratios still maintained to support future acquisitions and business expansions

Net Interest Margin

Noninterest Revenue Growth Opportunity Property & casualty Term life products Cash Management & Other Deposit services Annuity products Leveraging strong traditional banking relationships to provide customers more comprehensive financial services Long-term core deposit relationships Mortgage lending Mortgage servicing Brokerage Trust

Noninterest Revenue Total Revenue = Net Interest Revenue + Total Noninterest Revenue

Earnings Per Share Net income per fully diluted share

Selected Financial Data Dollars in thousands

Selected Financial Data Dollars in thousands except per share amounts

Key Investment Considerations Unique competitive position Noninterest revenue growing significantly Centralized "back office" for greater efficiency Consistently strong credit quality over 20+ years 21 year record of increasing dividend Strong capital position for future growth